DRIVING GROWTH NASDAQ: HILL September 26, 2013 Craig-Hallum 4th Annual Alpha Select Conference Dot Hill Systems Corp.

Safe Harbor September 26, 2013 NASDAQ HILL 2 Statements contained in this presentation regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include statements regarding future opportunities for additional business and the stage of such opportunities relative to a final binding agreement, prospects for Dot Hill’s continued growth, and Dot Hill’s projected financial results for the third quarter and full year of 2013. The risks that contribute to the uncertain nature of the forward-looking statements include, among other things: the risk that actual financial results for the third quarter and full year of 2013 may be different from the financial guidance provided in this press release; the risks associated with macroeconomic factors that are outside of Dot Hill’s control; the risk that projected future opportunities may never fully develop into ongoing business relationships and/or binding contractual agreements; the fact that no Dot Hill customer agreements provide for mandatory minimum purchase requirements; the risk that one or more of Dot Hill’s OEM or other customers may cancel or reduce orders, not order as forecasted or terminate their agreements with Dot Hill; the risk that Dot Hill’s new products may not prove to be popular; the risk that one or more of Dot Hill’s suppliers or subcontractors may fail to perform or may terminate their agreements with Dot Hill; the risk that vertical markets’ sales may not ramp as expected; unforeseen product quality, technological, intellectual property, personnel or engineering issues and any costs that may result from such issues; and the additional risks set forth in Dot Hill’s most recent Form 10-Q and Form10-K filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Dot Hill undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Dot Hill Investment Highlights Very stable Core Server OEM business, with operating leverage upside and a solid balance sheet Solid investment fundamentals  Favorable industry and competitive dynamics  Proven Technology – entry level market leader  Stable customer base with long term relationships  Healthy Insider ownership and shareholder alignment  $0.69 net cash per share (as of 06/30/2013), $1.54 EV per share, 0.49 EV X TTM (as of 09/23/2013) Exploiting external catalysts Technology Innovation  Product cycles are driving OEMs to re-evaluate partnerships NOW! Data Explosion  95% of data saved was created within last 2 years Reduced Competition  Industry consolidation has created opportunities in both OEM and channel  Focusing on high growth, higher margin Vertical Markets  Increasing available market by 2.5X with new midrange products Executing to drive acceleration of other business and EPS growth Revenue Growth with Strong EPS Accretion NASDAQ HILL 3 September 26, 2013

Dot Hill: Providing Storage Solutions Financial Services Streaming Video Retail Transactions ERP & Email Voicemail Dot Hill Storage Applications Server Virtualization  Design, manufacture & market enterprise storage solutions and Virtual RAID Adapters  Sold through OEMs & Branded Channel Partners  600,000+ systems installed NASDAQ HILL 4 September 26, 2013

Dot Hill Routes to Market Small Independent Storage Vendors OEM Vendors Server OEMs Vertical OEMs Large Independent Storage Vendors Direct Sales End Users Distri- bution Routes to market Dot Hill Competition NASDAQ HILL 5 September 26, 2013

WW Storage Market 2011-2016 0 2 4 6 8 10 12 14 16 2011 2012 2013 2014 2015 2016 Source: IDC 2012; Market size estimates based on end-user purchase value Storage Revenue Bands 2–5 ($B) 0 2 4 6 8 10 12 14 16 18 20 2011 2012 2013 2014 2015 2016 Storage Revenue Bands 6-10 ($B) NASDAQ HILL 6 Dot Hill Focus on High Growth Bands 2 - 5 Storage Markets $B $B September 26, 2013

Dot Hill: Leader in the IP Landscape



U.S. Issued Patents and Applications
Total Issues U.S. Patents
Total U.S. Published Application
Hitachi
IBM
EMC
LSI
NetApp
Dell
Fujitsu
Oracle
Intel
Xyratex
Invensys
Silicon Graphics
FalconStor
Cisco
Lenovo



Issued U.S. Patents per $100M of Est. 2009 Revenue in Storage Business
0
20
40
FalconStor
LSI
Silicon Graphics
Hitachi
Xyratex
NetApp
Intel
Dell
EMC
Oracle
IBM



Average Issued U.S. Patent Score (ipCG Scoring Analysis)
34
Silicon Graphics
NetApp
Dell
Cisco
FalconStor
Intel
Xyratex
Hitachi
Invensys
EMC
Oracle
IBM
Lenovo
Fujitsu
LSI

- **QUALITY: Dot Hill is focused on developing strong IP to protect its business**
- **QUANTITY: Strong revenue protection with great patent coverage of revenue**

Source: ipCapital Group, Inc. (September 2011)

September 26, 2013 NASDAQ HILL 7

Dot Hill’s Server OEM Foundation AssuredVRA Server OEMs Customer Since 2009 Customer Since 2010 Server OEM business provides a solid technology and financial foundation to grow the Vertical Markets business and expand into Midrange products Customer Since 2007 HP: Cornerstone of Dot Hill’s Technology and Financial Foundation  WW Entry-level market share leader, shipping 4th generation of AssuredSAN  Agreement with HP has been extended to October 2016  Highly integrated development and supply chain engagement model  220,000 systems shipped to date  First–to-market advantage with their new Dot Hill based16Gb Fibre channel MSA products (shipping June 2013) Customer Since 2006 Customer Since 2012 Customer Since 2010 AssuredSAN Server OEMs Customer Since 2013 NASDAQ HILL 8 September 26, 2013

Look Back to 2010 HILL Strategic Initiatives  Focus on high-growth Telecommunications, Media/Entertainment, Big Data, Oil and Gas and Digital Image markets  “Stickier” and higher margin revenue compared to server OEM revenues  2012 revenue increased 38% over 2011 GROW VERTICAL MARKETS  AssuredSAN Series 4000 & Pro Series 5000 products introduced in August 2012 with best-in-class Real Time Tiering increased Total Available Market by 2.5X  Potential for gross margin % accretion, particularly with software-based features  Most new wins based on Series 4000 and 5000 products EXPAND INTO MIDRANGE PRODUCTS Strategic Intent: Capitalize on storage industry consolidation and Dot Hill’s core Server OEM business to grow the top-line and create operating leverage 2013 HILL Strategic Initiativ s NASDAQ HILL 9 September 26, 2013

Identified vertical markets based on potential storage revenue demand, margin and Dot Hill differentiation. Vertical Markets Focus to Drive Growth Telco Media & Entertainment Big Data/ Data Analytics Oil & Gas Digital Image Market Dot Hill products are uniquely suited to these segments:  NEBS and DC power for Telco applications  High speed throughput for frame rate video applications  Performance profile that provides high bandwidth and high transaction IO for Big Data applications and oil field exploration  RealStorTM software that adapts to dynamic workloads for real time Digital Image Capture applications The common profile is randomized sequential workloads NASDAQ HILL 10 September 26, 2013

Strong Growth in Vertical Markets NASDAQ HILL 11 *2013 based on updated midpoint of guidance as of August 8, 2013 and 2014 forecast based on midpoint of April 8, 2013 outlook, reaffirmed on August 8, 2013 2010 2011 2012 2013E 2014E 86% 72% 79% ≈64% ≈57% 10% 18% 25% ≈33% ≈40% $252 $197 $197 $208* $266* 2010 2011 2012 2013E 2014E $26 $35 $48 $69 $106 Percent of Non-GAAP Revenue ($M) Growth in Vertical Markets ($M) September 26, 2013 Server & Storage OEMS Vertical Markets Service

AssuredSAN Pro 5000 Series Real-time tiering intelligence for high performance SSD and high capacity HDD storage for dynamic workloads $4.2B Price Band 5 AssuredSAN 4000 Series High performance with maximum flexibility $2.5B Price Band 4 AssuredSAN 3000 Series Rock solid performance $2.1B Price Band 3 AssuredSAN 2000 Series Affordable, entry-level performance $1.9B Price Band 2 Midrange AssuredSAN Product Positioning DISRUPTIVELY SIMPLE SERIOUSLY SMART PRO 5000 ROCK SOLID 3000 WICKED FAST 4000 VALUE 2000 2013 MARKET BY PRICE BAND New midrange products increase TAM by $6.7B Total Available Market $10.6B NASDAQ HILL 12 Source: IDC 2012; Market size estimates based on end-user purchase value September 26, 2013

The Business Value of RealStor Software Run your business in real time. RealStor. Accelerate your data with real time tiering Pay less now. Spend time using your system, not managing it. Peace of mind knowing your data is secure. NASDAQ HILL 13 September 26, 2013

Industry Consolidation Expands Market for Dot Hill 2007 2008 2009 2010 2011 2012 2013 Pr ima ry Ma rk e t A cc e ss OEM Ch a n n el D ir ec t Estimated Acquisition Enterprise Value as Multiple of Last 12 Months Revenue A.BX 12.3X 4.9X 10X 12.7X 6X 5.5X 6.5X 0.7X 1.5X NM $300M 12+X 12X NASDAQ HILL 14 September 26, 2013 12+X

Phase 1 Phase 4 Phase 2 Phase 3 NASDAQ: HILL 15 Phases 2–4 will likely start to generate revenue in 2013, ramping into 2014, with 2014 revenue growth largely dependent on customer execution and timelines in Phase 4 September 26, 2013 Est. Length Of Phase PHASE (Milestone to Next Phase) Likelihood of Advancing to Next Phase 1 – 6 Months 1 – 6 Months 1 – 12 Months 3 – 12 Months PRODUCT EVALUATION CONTRACT & SOW CUSTOMIZATION CUSTOMER LAUNCH 30 – 60% 60 – 75% 75 – 95% 100% Incremental Opportunities Typical OEM Cycle (Verbal Agreement) (Signed Contract) (Product Launch) (Revenue)

Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 NASDAQ: HILL 16 Incremental Opportunities – New OEMs in the Pipeline – 5/9/13 September 26, 2013 NOTE: Revenue estimates based on 2014 potential

Incremental Opportunities – New OEMs in the Pipeline – 8/8/13 Prospect Pipeline $50M+ $5M $20M Server OEM Digital Image Archive Media and Entertainment Telecommunications Oil and Gas Big Data Phase 1 Phase 4 Phase 2 Phase 3 NASDAQ: HILL 17 Other September 26, 2013

Incremental Opportunities – Existing Customers – 5/9/13 NASDAQ: HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 18 September 26, 2013 NOTE: Revenue estimates based on 2014 potential Incremental Opportunities

Incremental Opportunities – Existing Customers – 8/8/13 NASDAQ: HILL Prospect Pipeline $50M+ $5M $20M Phase 1 Phase 4 Phase 2 Phase 3 19 September 26, 2013 Incremental Opportunities

DRIVING GROWTH NASDAQ: HILL September 26, 2013 Financials and Business Model A STRONG FOUNDATION FOR

About Non-GAAP Financial Measures NASDAQ HILL 21 September 26, 2013 The Company’s non-GAAP financial measures exclude the impact of stock-based compensation expense, legal settlements and associated expenses, intangible asset amortization, restructuring and severance charges, charges or credits for contingent consideration adjustments, charges for impairment of goodwill and other long-lived assets, specific and significant warranty claims arising from a supplier’s defective products, the impact of our discontinued AssuredUVS software business and the effects of foreign currency gains or losses. The non-GAAP financial measures include the recognition of revenues and directly related costs associated with long term AssuredVRA software contracts, which were deferred and amortized in the Company’s GAAP financial statements. The Company used these non- GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for the Company’s financial results in accordance with GAAP. A reconciliation of GAAP to non-GAAP measures is available in Appendix II of this presentation, in forms 8-K, 10-Q and 10-K previously filed with the Securities and Exchange Commission, and in historical financial tables available in the investor relations section of our website at www.dothill.com.

Creating Operating Leverage  Supply chain cost relatively fixed  Mix of lower margin server OEM & higher margin vertical markets  Mix of “drive-less”, drive-full” and royalty-based engagement models  Engr. investments leveraged over multiple customers  OEM sales focus on design wins and not demand generation  G&A costs relatively fixed  Low capital requirements, flexible manufacturing capacity through outsourced manufacturing  Low working capital needs – historically low inventory levels with similar AR and AP terms  $30M working capital line of credit and ≈$40M net cash provides comfort to customers and suppliers  Allows investment in customer pipeline  Cash can be potentially deployed in customer inventory GROSS MARGIN LEVERS MINIMAL CAPITAL REQUIREMENTS OPERATING EXPENSE LEVERAGE BALANCE SHEET & CASH LEVERAGE NASDAQ HILL 22 15% 20% 25% 30% 35% 0 50 100 150 200 250 300 2011 2012 2013E 2014E COGS Gross Profit Opex % Gross Margin % $52 $145 $142 $55 $141 $67 $84 $182 ($ M ) *2013 & 2014 forecast at midpoint of non-GAAP guidance Incremental Operating Profit of 20-30% of revenue above $200M September 26, 2013 COGS Gross Profit Opex % Gross Margin % Operating Profit

Incremental Opportunities – 2013 & 2014 Revenue Potential Phases 2–4 are expected to generate revenue in 2013, ramping into 2014. 2014 revenue growth dependent on 2013 and 2014 execution. Server OEM 141 132 Vertical Mkts 48 68.5 Service 7 7 Revenue Total 197 207.5 2012 Actuals 2013 Midpoint $M Server OEM 128-136 145-160 Vertical Mkts 65-72 80-130 Service 7 7 Revenue Total 200-215 231-301 2013 Ranges 2014 Ranges $M Revenue Trajectory Dependencies  Dot Hill Execution: Schedule Integrity, Quality, Supply Chain Ramp  Partner Execution: Strategy Execution, Solution Integration, Training, Supply Chain Ramp er (6.8%) 42.7% Flat 5.3% Growth ‘13 vs. ‘12 er 15% 58% Flat 28% Growth ‘14 vs. ’13* NASDAQ HILL 23 *NOTE: Growth rates are calculated based on the midpoint of the ranges September 26, 2013 $50M+ $5M $20M Phase 4 Phase 2 Phase 3

Dot Hill Specific Growth Catalysts Most new customer wins based on Series 4000 midrange arrays, justifying investment in product development for the midrange products and are replacing incumbent suppliers and Dot Hill competitors, including Engenio and Xyratex NASDAQ HILL 24 $50M+ $5M $20M Phase 4 Phase 2 Phase 3 E N G H D s E N G I F T $50M+ $5M $20M Phase 4 Phase 2 Phase 3 4K 3K 4K 5K 4K 4K 4K 5K 4K 5K New OEM Product Awards Competitive Displacement September 26, 2013 Server OEM Digital Image Archive Media & Entertainment Telecommunications Oil and Gas Big Data 3K AssuredSan 3000 Series 4K AssuredSan 4000 Series 5K AssuredSan Pro 5000 Series ENG Engenio (NetApp) HDS Hitachi Data Systems IFT Infortrend Technology

Target Non-GAAP Operating Model 2013–2014 Actuals Revenue ($M) 196.7 Gross Margin % 27.9% Operating Expenses ($M) $57.8 Operating Profit ($M) -$3.0 Operating Profit (%) -1.5% EPS -$0.06 2012 Incremental revenue growth above $200M through 2014 will likely generate around 25% incremental operating profit Low High 200.0 215.0 32.0% 33.0% $58.0 $60.0 $5.9 $9.4 0.7% 2.8% $0.10 $0.16 2013 Guidance Low High 231.0 301.0 31.0% 32.0% $64.0 $72.0 $7.6 $24.3 3.3% 8.1% $0.11 $0.40 2014 Target NASDAQ HILL 25 September 26, 2013

Why Dot Hill?  Core server OEM business is very stable, and growth, if any, likely to be modest  Industry consolidation has significantly reduced potential Dot Hill competition and consequently has generated a strong pipeline of new customer opportunities  2014 revenue growth dependent largely on customer execution & not incremental customer wins  Highly leveraged business model likely to drive strong non-GAAP EBITDA accretion Company Specific Growth Catalysts NASDAQ HILL 26 September 26, 2013

DRIVING GROWTH NASDAQ: HILL September 26, 2013 Appendix I: Select Financial Results, Q3 and 2013 Guidance A STRONG FOUNDATION FOR

2012 Non-GAAP Financial Recap 28 Revenue (M) $196.7 $196.8 Flat Vertical Markets growth of 38%, offset by 9% decline in server OEMs Gross Margin % 27.9% 26.4% +1.5% pts More favorable product and customer mix Operating Expenses (M) $57.8 $48.8 +$9.0 Investments in pipeline, new customers, midrange products and next gen. entry level EPS $ (0.06) 0.05 (0.11) Tied to investments for returns in 2013 and 2014 Cash net of ST Borrowings (M) $37.5 $46.2 ($8.7) Assured UVS Restructuring and operating losses 2012 2011 Growth NASDAQ:HILL September 26, 2013

Q2’13 Non-GAAP Financial Metrics NASDAQ: HILL 29 Revenue ($M) 51.2 47.7 44.9 7.3% 14.0% 55% QoQ Vertical Markets growth but 3% server OEM decline Gross Margin (%) 34.7% 27.4% 32.1% +7.3 pts +2.6 pts More favorable customer mix Operating Expenses ($M) 14.2 14.6 14.3 -2.7% -0.7% EPS/(LPS) ($) 0.06 (0.03) 0.00 +0.09 +0.06 Cash Net of ST Borrowings ($M) 38.3 40.5 37.5 -$2.2M +0.8M Operating profits partially offset by intra- quarter working capital timing Q2’13 Q2’12 Q1’13 YoY QoQ September 26, 2013

Q3’13 and Full Year 2013 Non-GAAP Guidance 30 Revenue ($M) $50-55M +2.5% Q2 revenue spike, offset by expected growth from new product launch EPS $ $0.02-$0.05 ($0.025) Q2 margin benefited from revenue “spike”. Customer mix expected to normalize 3rd Quarter 2013 Sequential Growth at midpoints Revenue (M) $200-215M +5.5% In line with expected industry growth Gross Margin 32-33% +4.6 PTS More favorable customer and product mix Operating Expenses (M) $58-60M +$1.2M Tied to investments in Entry Level product launch and customer pipeline EPS $ $0.10-$0.16 +0.19 Operating leverage impact and more favorable customer mix Full Year 2013 Annual Growth at midpoints NASDAQ: HILL *The Company revised full-year 2013 guidance on August 8, 2013 September 26, 2013

Key Financial Metrics 155 156 141 133 154 23 35 48 69 106 $0 $50 $100 $150 $200 $250 $300 2010 2011 2012 2013E 2014E Server Vertical Markets Services 186 197 197 208* 266* NASDAQ HILL 31 *2013 based on updated midpoint of guidance as of August 8, 2013 and 2014 forecast based on midpoint of April 8, 2013 outlook, reaffirmed on August 8, 2013 Non-GAAP Revenue ($M) Non-GAAP Opex & Gross Margin ($M) and % September 26, 2013 15% 20% 25% 30% 35% 0 10 20 30 40 50 60 70 80 90 2010 2011 2012 2013E 2014E Opex $ Gross Margin $ Opex % Gross Margin %

September 26, 2013 NASDAQ HILL 32 41.4 40.5 38.7 37.5 37.5 38.3 20 25 30 35 40 45 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Net Cash Borrowings  Net cash of around $38M with minimal debt  Quarterly drawdown on $30M SVB line to maintain cash over $40M to support customer and supplier confidence  Expect changes in cash will correlate to operating profits  Working capital structured for AR and AP cycles to generally offset each other  Healthy cash position enables the company to potentially invest in Dot Hill managed inventory hubs for new customers Cash ($M) 41.4 40.5 40.5 40.3 40.3 40.4 Key Financial Metrics (Cont’d) NOTE: Net Cash equals Cash and Cash Equivalents less Credit Facility Borrowings

Key Financial Metrics (Cont’d) (15.1) (9.7) 3.1 (3.0) 7.7 16.0 -8.6% -5.2% 1.6% -1.5% 3.7% 6.0% -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% -20 -15 -10 -5 0 5 10 15 20 2009 2010 2011 2012 2013 Midpoint 2014 Midpoint O p e ratin g P ro fit (% ) Operat in g P ro fit ($ M ) NASDAQ HILL 33 *2013 based on updated midpoint of guidance as of August 8, 2013 and 2014 forecast based on midpoint of April 8, 2013 outlook, reaffirmed on August 8, 2013 Non-GAAP Operating Profit ($M) and % September 26, 2013 Increased investment for new customers, midrange products and next gen entry level products

DRIVING GROWTH NASDAQ: HILL September 26, 2013 Appendix II: Reconciliation of GAAP to Non-GAAP Financial Measures A STRONG FOUNDATION FOR

Q2’13 GAAP to Non-GAAP Revenue Reconciliation ($K) 35 Q2’13 Q2’12 Q1’13 NASDAQ: HILL GAAP net revenue from continuing operations 50,683$ 47,708$ 44,480$ Rev nue from discontinued operations 2 60 20 Net revenue, from continuing and discontinued operations 50,685$ 47,768$ 44,500$ AssuredUVS revenue (2) (60) (20) Long-term software contract royalties 550 - 401 Non-GAAP net revenue 51,233$ 47,708$ 44,881$ September 9, 2013

Q2’13 GAAP to Non-GAAP Gross Profit Reconciliation ($K, except %) 36 Q2’13 Q2’12 Q1’13 NASDAQ: HILL GAAP gross profit from continuing operations 17,007$ 12,661$ 14,440$ Gross margin % from continuing operations 33.6% 26.5% 32.5% Gross profit from discontinued operations (9) (1,706) (111) Gross profit from continuing and discontinued operations 16,998 10,955 14,329 Gross margin % from continuing and discontinued operations 33.5% 22.9% 32.2% Stock-based compensation 83 167 96 Severance costs - - 23 Power supply component failures 32 - (808) AssuredUVS revenue (2) (60) (20) AssuredUVS expenses 11 119 129 Long-term software contract royalties 550 - 401 Long-term software contract cost 89 - 256 Intangible asset impairment - 1,647 - Intangible asset amortization - 266 - Non-GAAP gross profit 17,761$ 13,094$ 14,406$ Non-GAAP gross margin % 34.7% 27.4% 32.1% September 26, 2013

Q2’13 GAAP to Non-GAAP Operating Expenses Reconciliation ($K) 37 Q2’13 Q2’12 Q1’13 NASDAQ: HILL GAAP operating expenses from continuing operations 14,862$ 15,206$ 14,958$ Operating expenses from discontinued operations 3 397 310 Operating expenses from continuing and discontinued operations 14,865 15,603 15,268 Currency loss (18) 29 (343) Stock-based compensation (606) (767) (572) Contingent consideration adjustment - 5 - AssuredUVS expenses (5) (182) (353) Long-term software contract deferred cost 6 - 400 Restructuring (charge) recoveries - (73) 10 Legal fees related to power supply component failure (1) - (1) Severance costs - - (82) Non-GAAP operating expenses 14,241$ 14,615$ 14,327$ September 26, 2013

Q2’13 GAAP to Non-GAAP Net Income (Loss) Reconciliation ($K) 38 Q2’13 Q2’12 Q1’13 NASDAQ: HILL GAAP net income (loss) from continuing operations 2,089$ (2,945)$ (560)$ Net loss from discontinued operations (12) (2,103) (421) Net loss from continuing and discontinued operations 2,077 (5,048) (981) Currency loss 18 (29) 343 Stock-based compensation 689 935 668 Contingent consideration adjustment - (5) - Restructuring charge (recoveries) - 73 (10) Intangible asset amortization - 266 - Power supply component failures 33 - (807) AssuredUVS expenses 16 301 482 AssuredUVS revenue (2) (60) (20) Long-term software contract royalties 550 - 401 Long-term software contract cost 89 - 256 Long-term software contract deferred cost (6) - (400) Intangible asset impairment - 1,647 - Severance costs - - 105 Non-GAAP net income (loss) 3,464$ (1,920)$ 37$ September 26, 2013

Q2’13 GAAP to Non-GAAP EPS (LPS) Reconciliation 39 Q2’13 Q2’12 Q1’13 NASDAQ: HILL GAAP earnings (loss) per share from continuing operations 0.04$ (0.05)$ (0.01)$ Loss per share from discontinued operations (0.00) (0.04) (0.01) Loss per share from continuing and discontinued operations* 0.04 (0.09) (0.02) Currency loss - - 0.01 Stock-based compensation 0.01 0.02 0.01 Intangible asset amortization - 0.00 - AssuredUVS expenses - 0.01 0.01 Intangible asset impairment - 0.03 - Long-term software contract royalties 0.01 - 0.01 Long-term software contract deferred cost - - (0.01) Other adjustments - - (0.01) Non-GAAP earnings (loss) per share* 0.06$ (0.03)$ $ 0.00 Weighted average shares used to calculate earnings (loss) per share: Basic 58,384 56,934 58,001 Diluted 58,797 56,934 58,473 * Per share data may not always add to the total for the period because each figure is independently calculated. September 26, 2013

Q2'13 Cash Reconciliation ($K)

	Q2'13	Q2'12	Q1'13
Cash	$ 40,402	$ 40,499	$ 40,297
Credit facility borrowings	2,100	-	2,800
Cash net of credit facility borrrowings	$ 38,302	$ 40,499	$ 37,497

September 26, 2013 NASDAQ: HILL 40

DRIVING GROWTH NASDAQ: HILL September 26, 2013 Appendix III: Other Matters A STRONG FOUNDATION FOR

Crossroads Litigation Update 42 NASDAQ: HILL September 26, 2013  Suit relates to royalties allegedly payable under a settlement agreement we entered into with Crossroads in 2006  We believe we have fully complied with our obligations and that the Crossroads suit has no merit  We will vigorously defend against this suit  At this time, we do not anticipate any significant financial exposure